                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Portfolio of Investments.........................  3
Statement of Assets and Liabilities..............  5
Statement of Operations..........................  6
Statement of Changes in Net Assets...............  7
Financial Highlights.............................  8
Notes to Financial Statements....................  9

TFMM SAR 2/97

                            LETTER TO SHAREHOLDERS


February 10, 1997

Dear Shareholder,
    The Tax-Free Money Fund's
performance is ultimately a function
of short-term interest rates. As a
result, market participants keep a
close eye on the key economic
indicators that influence Federal                        [PHOTO]
Reserve policy--most notably,
economic growth and inflation.
Throughout the reporting period,
market fluctuations have been driven
by signs of economic strength and the
accompanying fear of higher
inflation. It is widely accepted that      DENNIS J. MCDONNELL AND DON G. POWELL
a significant increase in inflation
would likely spur the Fed to increase short-term rates.
    For example, the economy showed signs of accelerated growth during the second quarter of the calendar year, when real GDP (gross domestic product, adjusted for inflation) grew at an annualized rate of 4.7 percent, much higher than the 2.0 percent growth rate seen during the year's first quarter. The fear that rapid growth would spark inflation caused the market to sell off. Then, data released in late October indicated that the economy had slowed to a 2.0 percent annual growth rate in the third quarter, sparking a rally in Treasury bond prices. The decision by the Fed to leave rates unchanged further settled the markets. In the meantime, investors continue to track key indicators--such as consumer spending, wages, corporate earnings, and employment levels--for clues to the market's direction.

PERFORMANCE SUMMARY
    In keeping with the Fund's investment philosophy, we focus on only the highest quality short-term municipal securities. We currently employ a strategy that shortens the average maturity of the portfolio to reflect the possibility of higher short-term rates associated with heightened economic growth and a potential increase in the Fed's discount rate (maturity is the date on which a bond is scheduled to repay the principal (par value) to the bondholders). The Fund's average maturity at December 31, 1996 was 54 days, versus the IBC Financial Data average maturity of 50 days.
    The Fund's seven-day average yield on December 31, 1996 was 3.05 percent(1) while the Fund posted a six-month total return of 1.39 percent(2). By comparison, the average return for tax-free money market funds, as calculated by Lipper Analytical Services, Inc., was 1.46 percent for the six-month period.
    Because income from the Fund is exempt from federal income tax, it is important to compare its effective annual yield as of December 31, 1996 of 2.76 percent to

(1)Had certain expenses of the Fund not been assumed by the Adviser, the Fund's seven-day yield would have been 2.55 percent and the total return would have been lower.
(2)Six-month total return assumes reinvestment of all distributions for the period ended December 31, 1996.
                                                           Continued on page two
an equivalent taxable rate. For example, if you were in the 36 percent federal income tax bracket, then you would have needed a taxable equivalent rate of 4.31 percent to equal the tax-free yield of your Tax Free Money Fund.

PORTFOLIO HOLDINGS BY INVESTMENT TYPE   [PIE CHART]

    AS OF DECEMBER 31, 1996                   AS OF JUNE 30, 1996
Updates (Commercial Paper)    8.4%  Updates (Commercial Paper)   11.3%
Seven-Day Floaters             38.3%  Seven-Day Floaters           40.1%
Dates                          24.4%  Dates                        23.6%
Bonds/Notes                    28.9%  Bonds/Notes                  25.0%


OUTLOOK
    We believe the economy will grow at a modest pace in 1997, near 2.5 percent, although there could be periods of strong economic growth. While these growth spurts may be accompanied by short-term market fluctuation, we do not believe they will be strong enough to reignite inflation. We believe that any acceleration in economic activity and to concerns about the high level of stock prices could prompt the Fed to nudge interest rates higher in 1997, though not before March.

CORPORATE NEWS
    As you may be aware, shareholders approved the acquisition of VK/AC Holding, Inc. by Morgan Stanley Group Inc. We believe this acquisition will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capability and high level of service. Thank you for your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

Fund shares are not guaranteed or insured by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Discount
 Par                                                               Yield on
Amount                                                   Maturity  Date of     Amortized
(000)    Security Description                              Date    Purchase      Cost
-----------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         DATES  24.4%
$2,500   Brazos River Auth TX Utils Elec Co Proj Ser
          1996 B (AMBAC Insd)...........................  01/02/97     4.750%  $ 2,500,000
 1,500   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Ser 1983 C (LOC: Royal Bank of
          Canada).......................................  01/02/97     5.000     1,500,000
 1,500   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Ser 1983 D (LOC: Royal Bank of
          Canada).......................................  01/02/97     5.000     1,500,000
 1,400   New York City Muni Wtr Fin Auth Wtr Swr Sys
          Ser 1995 A (FGIC Insd)........................  01/02/97     4.700     1,400,000
   300   New York City Ser B (FGIC Insd)...............   01/02/97     4.500       300,000
 1,500   Wilmington, DE Hosp Rev Bonds Ser 1986 A
          (LOC: Toronto-Dominion Bank)..................  01/02/97     4.950     1,500,000
                                                                               -----------
         Total Dates....................................                         8,700,000
                                                                               -----------
         7 DAY FLOATERS  38.3%
 1,000   Calhoun Cnty, MI Econ Dev Corp Rev
          (LOC: Comerica Bank)..........................  01/07/97     4.100     1,000,000
 1,400    City of Chillicothe, IA Pollutn Ctl Rev
          Midwest Pwr Sys Ser 1993 A Rfdg (Gtd: Midwest
          Power Systems, Inc.)..........................  01/07/97     4.150     1,400,000
 1,380   City of Sterling Heights, MI Econ Dev Corp Rev
          Rfdg (LOC: First Chicago/NBD Corp)............. 01/07/97     4.100     1,380,000
 1,300   Dade Cnty, FL Fltg Capital Asset Acquisition
          Ser S (LOC: Sanwa Bank)......................   01/07/97     4.450     1,300,000
 1,110   Fort Bend, TX Indl Dev Corp Indl Dev Rev Rfdg
          (Gtd: W.W. Grainger, Inc.)....................  01/07/97     4.200     1,110,000
 1,100   Illinois Dev Fin Auth Indl Dev Rev Field
          Container Corp Rfdg (LOC: Amer Nat'l Bank &
          Trust of Chicago).............................  01/07/97     4.200     1,100,000
 1,000   Illinois Dev Fin Auth Rev Roosevelt Univ Ser
          1995 (LOC: Amer Nat'l Bank & Trust of
          Chicago)......................................  01/07/97     4.200     1,000,000
 1,100   Illinois Dev Fin Auth Rev Ser 1994 Lake Forest
          Academy (LOC: The Northern Trust Company).....  01/07/97     4.200     1,100,000
 1,000   Iowa Hsg Fin Auth Small Bus Ln Proj Ser 1985 A
          (LOC: Federal Home Loan Bank of Des Moines)...  01/07/97     4.000     1,000,000
   400   Minnesota St Higher Edl Coordinating Brd Ser
          1994 A Rfdg (LOC: Norwest Bank)...............  01/07/97     4.150       400,000
 1,000   Pleasant Hill, CA Redev Agy Var Hsg Chateau
          III Proj Ser A (LOC: Heller Financial)........  01/07/97     4.350     1,000,000
   800   Saint Paul, MN Hsg & Redev Auth Rev Ser 1985 A
          (LOC: Federal Home Loan Bank of Des Moines)...  01/07/97     4.250       800,000

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Discount
 Par                                                               Yield on
Amount                                                   Maturity  Date of     Amortized
(000)    Security Description                              Date    Purchase      Cost
-----------------------------------------------------------------------------------------

         7 DAY FLOATERS (CONTINUED)
$  500   Utah St Brd Regents Student Ln Rev Ser 1993 A
          (Gtd: Student Ln Marketing Assoc).............  01/07/97     4.250%  $   500,000
   600   Washington St Hsg Fin Comm Multi-Family Mtg
          Rev Rfdg (LOC: Harris Trust & Savings Bank)...  01/07/97     4.250       600,000
                                                                               -----------
          Total 7 Day Floaters..............................................    13,690,000
                                                                               -----------
         UPDATES (COMMERCIAL PAPER)  8.4%
 1,500    York Cnty, SC Pollutn Ctl Rev Ser 1990 Rfdg
          (Gtd: Duke Power Co.).........................  01/16/97     3.625     1,500,000
 1,500    Wayne Cnty, MI Downriver Swr Disp Sys Ser 1994
          B (LOC: Comerica Bank)........................  02/13/97     3.450     1,500,000
                                                                              -----------
         Total Updates (Commercial Paper)..................................     3,000,000
                                                                              -----------
         BONDS/NOTES  28.9%
 1,515    Port Seattle, WA Rev Ser 1995 A Rfdg (AMBAC
          Insd).........................................  02/01/97     5.500     1,517,297
 1,000    New York, NY Rev Antic Nts Ser A..............  04/15/97     4.500     1,002,269
   325    Trenton, NJ Wtr Util Ser B (FSA Insd).........  04/15/97     5.300       326,394
   825    Polk County, IA Genl Oblig....................  06/01/97     4.300       826,991
   490    Washington St Hsg Fin Comm Single Family Prog
           Ser 1A-S (FGIC Insd).........................  06/01/97     3.800       490,000
 1,000    Maine St Tax Antic Nts........................  06/27/97     4.500     1,002,916
 1,500    Idaho St Tax Antic Nts........................  06/30/97     4.500     1,503,957
   500    Saint Louis, MO Tax & Rev Antic Nts Ser
           1996.........................................  06/30/97     4.750       501,854
 2,110    Texas St Tax & Rev Antic Nts Ser 1996.........  08/29/97     4.750     2,122,785
 1,010    City of Ashdown, AR Indl Dev Rev Ser 1981
          (Gtd: Allied Signal Corp.)....................  11/01/97     4.000     1,009,944
                                                                              -----------
         Total Bonds/Notes.................................................    10,304,407
                                                                              -----------
TOTAL INVESTMENTS  100.0% (a)..............................................    35,694,407
OTHER ASSETS IN EXCESS OF LIABILITIES  0.0%................................        14,159
                                                                              -----------
NET ASSETS  100.0%.........................................................   $35,708,566
                                                                              -----------

(a) At December 31, 1996, cost is identical for both book and federal income tax purposes.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at Amortized Cost which Approximates Market
  (Note 1)..................................................  $35,694,407
Cash........................................................       36,442
Receivables:
  Interest..................................................      260,205
  Fund Shares Sold..........................................       75,502
Other.......................................................        5,455
                                                              -----------
      Total Assets..........................................   36,072,011
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................      168,276
  Distributor and Affiliates (Notes 2 and 4)................       28,529
  Income Distributions......................................       20,802
Deferred Compensation and Retirement Plans (Note 2).........       73,284
Accrued Expenses............................................       72,554
                                                              -----------
      Total Liabilities.....................................      363,445
                                                              -----------
NET ASSETS..................................................  $35,708,566
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $35,731,854
Accumulated Net Realized Loss on Investments................      (23,288)
                                                              -----------
NET ASSETS (Equivalent to $1.00 per share for 35,731,854
  shares outstanding).......................................  $35,708,566
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $651,039
                                                              --------
EXPENSES:
Investment Advisory Fee (Note 2)............................    90,886
Distribution (12b-1) and Service Fees (Note 4)..............    45,443
Shareholder Services (Note 2)...............................    37,263
Registration................................................    19,420
Trustees Fees and Expenses (Note 2).........................    15,662
Printing....................................................    14,720
Custody.....................................................    14,166
Legal (Note 2)..............................................     6,440
Other.......................................................    24,957
                                                              --------
    Total Expenses..........................................   268,957
    Less Fees Deferred and Expenses Reimbursed ($90,886 and
      $24,668, respectively)................................   115,554
                                                              --------
    Net Expenses............................................   153,403
                                                              --------
NET INVESTMENT INCOME.......................................  $497,636
                                                              ========
NET REALIZED GAIN ON INVESTMENTS............................  $  1,290
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $498,926
                                                              ========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1996
                  and the Year Ended June 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                       Six Months Ended       Year Ended
                                                       December 31, 1996    June 30, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................      $    497,636       $  1,019,399
Net Realized Gain on Investments......................             1,290                -0-
                                                            ------------       ------------
Change in Net Assets from Operations..................           498,926          1,019,399
Distributions from Net Investment Income..............          (497,636)        (1,019,399)
                                                            ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...             1,290                -0-
                                                            ------------       ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold.............................        45,198,604         67,200,916
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................           375,773            762,564
Cost of Shares Repurchased............................       (45,499,978)       (65,505,643)
                                                            ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....            74,399          2,457,837
                                                            ------------       ------------
TOTAL INCREASE IN NET ASSETS..........................            75,689          2,457,837
NET ASSETS:
Beginning of the Period...............................        35,632,877         33,175,040
                                                            ------------       ------------
End of the Period.....................................      $ 35,708,566       $ 35,632,877
                                                            ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                 Six Months
                                                   Ended              Year Ended June 30
                                                December 31,   ---------------------------------
                                                    1996        1996     1995     1994     1993
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..........      $1.00       $1.00    $1.00    $1.00    $1.00
                                                  -------        ----     ----     ----     ----
Net Investment Income.........................       .014        .029     .027     .017     .019
Less Distributions from Net Investment
  Income......................................       .014        .029     .027     .017     .019
                                                  -------        ----     ----     ----     ----
Net Asset Value, End of Period................      $1.00       $1.00    $1.00    $1.00    $1.00
                                                  =======        ====     ====     ====     ====
Total Return*.................................      1.39%**     2.93%    2.73%    1.70%    1.93%
Net Assets at End of Period (In millions).....      $35.7       $35.6    $33.2    $37.4    $43.1
Ratio of Expenses to Average Net Assets*......       .85%        .85%     .89%     .81%     .72%
Ratio of Net Investment Income to Average Net
  Assets*.....................................      2.76%       2.89%    2.68%    1.69%    1.92%
* If certain expenses had not been assumed by
  VKAC, total return would have been lower and
  the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.......      1.49%       1.53%    1.38%    1.29%     .97%
Ratio of Net Investment Income to Average Net
  Assets......................................      2.12%       2.21%    2.20%    1.20%    1.67%

** Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Tax Free Money Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investment in a broad range of municipal securities that will mature within 12 months of the date of purchase. The Fund commenced investment operations on November 5, 1986.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1996, the Fund had an accumulated capital loss carryforward of $24,578 which expires between June 30, 1998 and June 30, 2001. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

D. DISTRIBUTION OF INCOME AND GAINS--The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................   .500 of 1%
Next $500 million.......................................   .475 of 1%
Next $500 million.......................................   .425 of 1%
Over $1.5 billion.......................................   .375 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1996, the Fund recognized expenses of approximately $6,900 representing Van Kampen American Capital Distributors, Inc's. or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1996, the Fund recognized expenses of approximately $25,400, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.01 per share. At December 31, 1996 and June 30, 1996, capital

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

aggregated $35,731,854 and $35,657,455, respectively. Transactions in shares were as follows:

                                        Six Months Ended        Year Ended
                                        December 31, 1996      June 30, 1996
------------------------------------------------------------------------------
Beginning Shares......................         35,657,455           33,199,618
                                              -----------          -----------
Shares Sold...........................         45,198,604           67,200,916
Shares Issued Through Dividend
  Reinvestment........................            375,773              762,564
Shares Repurchased....................        (45,499,978)         (65,505,643)
                                              -----------          -----------
Net Change in Shares Outstanding......             74,399            2,457,837
                                              -----------          -----------
Ending Shares.........................         35,731,854           35,657,455
                                              ===========          ===========

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average net assets are accrued daily. Included in these fees for the six months ended December 31, 1996, are payments to VKAC of approximately $15,900.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON*
FERNANDO SISTO
WAYNE W. WHALEN*- Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President
RONALD A. NYBERG*
  Vice President and Secretary
EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer
CURTIS W. MORELL*
  Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
  Treasurer
TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT
ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1997. All rights reserved. SM denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996, where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 22,888,355 shares voted for the proposal, 352,427 shares voted against and 965,677 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 22,322,296 shares voted for the proposal, 545,193 shares voted against and 1,094,354 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 23,074,654 shares voted for the proposal, 171,827 shares voted against and 959,978 shares abstained.

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